UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 18, 2024
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DOCGO INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-39618	85-2515483
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

35 West 35th Street, Floor 6, New York, New York		10001
(Address of principal executive offices)		(Zip Code)

(844) 443-6246
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.0001 per share	DCGO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On Tuesday, June 18, 2024, DocGo Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”) at 12:00 p.m. Eastern Time. As of the close of business on April 19, 2024, the record date for the Annual Meeting, there were 102,029,503 shares of common stock entitled to vote at the Annual Meeting. The results of the matters voted upon at the Annual Meeting were as follows:

1.Election of the two Class III director nominees to serve until the 2027 Annual Meeting of Stockholders and until their successors are duly elected and qualified:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Steven Katz	38,834,460	13,985,049	22,597,530
Michael Burdiek	50,660,416	2,159,093	22,597,530

2.To approve on a non-binding, advisory basis the compensation of the Company’s named executive officers:

Votes For	Votes Against	Abstentions	Broker Non-Votes
38,170,534	14,578,371	70,604	22,597,530

3.To vote on a non-binding, advisory basis on the frequency of future advisory votes to approve the compensation of the Company’s named executive officers:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
52,486,733	14,445	256,927	61,404	22,597,530

After considering the results of the stockholders’ vote at the Annual Meeting, and consistent with its recommendation to the stockholders, the Board of Directors of the Company determined that it is in the best interests of the Company and its stockholders to hold an advisory vote to approve the compensation of the Company’s named executive officers on an annual basis until the next required stockholder vote on the frequency of future advisory votes to approve the compensation of the Company’s named executive officers.

4.Ratification of the appointment of Urish Popeck & Co., LLC as the Company’s independent registered public accounting firm for the year ending December 31, 2024:

Votes For	Votes Against	Abstentions	Broker Non-Votes
74,264,368	914,860	237,811	—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOCGO INC.

By:	/s/ Ely D. Tendler
Name:	Ely D. Tendler
Title:	General Counsel and Secretary

Date: June 18, 2024

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